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                                                                    EXHIBIT 10.3

                            SENIOR SUBORDINATED NOTES
                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF MAY 13, 1999
                                  BY AND AMONG

                             AMKOR TECHNOLOGY, INC.

                                       AND

                         SG COWEN SECURITIES CORPORATION
                            SALOMON SMITH BARNEY INC.
                           BT ALEX. BROWN INCORPORATED
                      NATIONSBANC MONTGOMERY SECURITIES LLC
                       BANCBOSTON ROBERTSON STEPHENS INC.
                       PRUDENTIAL SECURITIES INCORPORATED

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        This Registration Rights Agreement (this "Agreement") is made and entered into as of May 13, 1999, by and among Amkor Technology, Inc., a Delaware corporation (the "Company"), and the several initial purchasers named in Schedule A hereto (the "Initial Purchasers," or, each, an "Initial Purchaser"), each of whom has agreed to purchase the Company's 10 1/2% Series A Senior Subordinated Notes due 2009 (the "Series A Senior Subordinated Notes") pursuant to the Purchase Agreement (as defined below).

        This Agreement is made pursuant to the Purchase Agreement, dated May 6, 1999, (the "Purchase Agreement"), by and among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Senior Subordinated Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture dated as of May 13, 1999, between the Company and State Street Bank and Trust Company, as Trustee (the "Senior Subordinated Notes Indenture").

        The parties hereby agree as follows:

SECTION 1. DEFINITIONS

        As used in this Agreement, the following capitalized terms shall have the following meanings:

        ACT: The Securities Act of 1933, as amended.

        AFFILIATE: As defined in Rule 144 of the Act.

        AFFILIATED MARKET MAKER: A Broker-Dealer who is deemed to be an Affiliate of the Company.

        BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

        CERTIFICATED SECURITIES: Definitive Notes, as defined in the Senior Subordinated Notes Indenture.

        CLOSING DATE: The date hereof.

        COMMISSION: The Securities and Exchange Commission.

        CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Senior Subordinated Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under Section 2.03 of the Senior Subordinated Notes Indenture of Series B Senior Subordinated Notes in the same aggregate principal amount as the aggregate principal amount of Series A Senior Subordinated Notes tendered by Holders thereof pursuant to the Exchange Offer.

        CONSUMMATION DEADLINE: As defined in Section 3(b) hereof.

        EFFECTIVENESS DEADLINE: As defined in Section 3(a) and 4(a) hereof.




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        EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

        EXCHANGE OFFER: The exchange and issuance by the Company of a principal amount of Series B Senior Subordinated Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Senior Subordinated Notes that are tendered by such Holders in connection with such exchange and issuance.

        EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

        EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Series A Senior Subordinated Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

        FILING DEADLINE: As defined in Sections 3(a) and 4(a) hereof.

        HOLDERS: As defined in Section 2 hereof.

        PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

        REGISTRATION DEFAULT: As defined in Section 5 hereof.

        REGISTRATION STATEMENT: Any registration statement of the Company filed with the Commission pursuant to the Act relating to (a) an offering of Series B Senior Subordinated Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

        REGULATION S: Regulation S promulgated under the Act.

        RULE 144: Rule 144 promulgated under the Act.

        SERIES B SENIOR SUBORDINATED NOTES: The Company's 10 1/2% Series B Senior Subordinated Notes due 2009 to be issued pursuant to the Senior Subordinated Notes Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

        SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

        SUSPENSION NOTICE: As defined in Section 6(d) hereof.

        TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Senior Subordinated Notes Indenture.

        TRANSFER RESTRICTED SECURITIES: Each (A) Series A Senior Note, until the earliest to occur of (i) the date on which such Series A Senior Note is exchanged in the Exchange Offer for a Series B Senior




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Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Series A Senior Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Senior Subordinated Notes), or (iii) the date on which such Series A Senior Note may be sold to the public pursuant to Rule 144 under the Act and each (B) Series B Senior Note held by a Broker Dealer until the date on which such Series B Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2. HOLDERS

        A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

        (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 120 days after the Closing Date (such 120th day being the "Filing Deadline"), (ii) use commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 210 days after the Closing Date (such 210th day being the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Senior Subordinated Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (x) registration of the Series B Senior Subordinated Notes to be offered in exchange for the Series A Senior Subordinated Notes that are Transfer Restricted Securities and (y) resales of Series B Senior Subordinated Notes by Broker-Dealers that tendered into the Exchange Offer Series A Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Senior Subordinated Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

        (b) The Company shall use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Senior Notes and the Series B Senior Subordinated Notes shall be included in the Exchange Offer Registration Statement. The Company shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter (such 30th day being the "Consummation Deadline").

        (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds




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Transfer Restricted Securities that were acquired for the account of such
Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Senior Subordinated Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission.

        Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Senior Subordinated Notes received by such Broker-Dealer in the Exchange Offer, the Company shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for resales of Series B Senior Subordinated Notes by Broker-Dealers, the Company agrees to use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

        (a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law or Commission policy after the Company has complied with the procedures set forth in Section 6(a)(i) below or (ii) any Holder of Series A Senior Subordinated Notes which are Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation Deadline that (A) such Holder is prohibited by law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Series B Senior Subordinated Notes acquired by it in the Exchange Offer to the public without delivering a prospectus, and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) such Holder is a Broker-Dealer and holds Series A Senior Subordinated Notes acquired directly from the Company or any of the Company's affiliates, then the Company shall:

                (x) use commercially reasonable efforts to cause to be filed, on or prior to the later of (1) the Filing Deadline and (2) 60 days after the date on which the Company receives the notice specified in clause (a)(ii) above, a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to all Transfer Restricted Securities, and

                (y) shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to the later of (i) 120 days after the Filing Deadline for the Shelf Registration Statement or (ii) 120 days after the date on which the Company receives notice under (x)(ii) above (such day the "Effectiveness Deadline").

        If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf




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        Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y) above.

        To the extent necessary to ensure that the Shelf Registration Statement is available for resales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company shall use commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

        (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

        (c) Prohibitions Against Sales. Notwithstanding anything to the contrary in this Section 4 or in Section 3(c), but subject to compliance with
Section 5, the Company may, by delivering written notice to the Holders, prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if (A)(i) the Company is in possession of material non-public information relating to the Company, (ii) the Company determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information to the public and (iii) the Company determines in good faith that public disclosure of such material non-public information would not be in the best interests of the Company and its stockholders or (B)(i) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries that is material to the Company and its subsidiaries taken as a whole and (ii) the Company determines in good faith that (x) offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Company shall determine) is not in the best interests of the Company and its stockholders or
(y) it would be impracticable at the time to obtain any financial statements relating to such acquisition or business combination transaction that would be required to be set forth in the Shelf Registration; provided, however, that upon
(i) the public disclosure by the Company of the material non-public information described in clause (A) of this paragraph or (ii) the consummation, abandonment or termination of, or the availability of the required financial statements with respect to, a transaction described in clause (B) of this paragraph, the suspension of the use of the Shelf Registration Statement pursuant to this
Section 4(c) shall cease and the Company shall promptly comply with Section 6(c)(ii) hereof and notify Holders that dispositions of Transfer Restricted Securities may be resumed.




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SECTION 5. LIQUIDATED DAMAGES

        If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded reasonably promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective reasonably promptly (including as a result of a prohibition against sales of Transfer Restricted Securities pursuant to
Section 4(c) hereof at any time for a period of time which shall exceed 30 days in the aggregate during any 3-month period or 90 days in the aggregate during any 365-day period) (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company hereby jointly and severally agrees to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to 0.25% per annum in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by 0.25% per annum in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of 1.00% per annum in principal amount of Transfer Restricted Securities; provided that the Company shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Additional Interest for such subsequent Registration Default shall initially be 0.25%, regardless of the Additional Interest rate in effect with respect to any prior Registration Default at the time of the cure of such Registration Default. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or
(iv), as applicable, shall cease.

        All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Senior Subordinated Notes Indenture, on each Interest Payment Date, as more fully set forth in the Senior Subordinated Notes Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

        (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall (x) comply with all applicable provisions of
Section 6(c) below, (y) use commercially reasonable efforts to effect such exchange and to permit the resale of Series B Senior Subordinated Notes by Broker-Dealers that tendered in the Exchange Offer Series A Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading




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activities (other than Series A Senior Subordinated Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

                (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, if and to the extent reasonable under the circumstances, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Transfer Restricted Securities. If and to the extent reasonable under the circumstances, the Company hereby agrees to pursue the issuance of such a decision to the Commission staff level.

                (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company,
        (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Series B Senior Subordinated Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Senior Subordinated Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder that is a Broker-Dealer using the Exchange Offer to participate in a distribution of the Series B Senior Subordinated Notes shall acknowledge and agree that, if the resales are of Series B Senior Subordinated Notes obtained by such Holder in exchange for Series A Senior Subordinated Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above,
        (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series B Senior Subordinated Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Senior Subordinated Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Senior Subordinated Notes received in the



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        Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

        (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall:

                (i) comply with all the provisions of Section 6(c) below and use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

                (ii) issue, upon the request of any Holder or purchaser of Series A Senior Subordinated Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Senior Subordinated Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Senior Subordinated Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Series B Senior Subordinated Notes on the Shelf Registration Statement for this purpose and issue the Series B Senior Subordinated Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

        (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

                (i) use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event subject to
        Section 4(c) above that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable.

                (ii) subject to Section 4(c) above, prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in
        Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;




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                (iii)   advise each Holder that is a Broker-Dealer and each
        Initial Purchaser who is required to deliver a prospectus in connection with sales or market making activities (an "Affiliated Market Maker") to the extent the Company is aware of the same, promptly and, if requested by such Person, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective,
        (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (v) upon request, furnish to each Holder and each Affiliated Market Maker in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review and comment of such Persons in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which such Persons shall reasonably object within five Business Days after the receipt thereof;

                (vi) make available, at reasonable times, for inspection by each Holder and each Affiliated Market Maker and any attorney or accountant retained by such Persons, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Persons, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                (vii) if requested by any Holders in connection with such exchange or sale or any Affiliated Market Maker, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Persons may reasonably request to have included therein relating to the "Plan of Distribution" of the Transfer Restricted Securities and the use of the Registration Statement or Prospectus for market making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                (viii) upon the request furnish to such Holder in connection with such exchange or sale and each Affiliated Market Maker, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (ix) deliver to each Holder and each Affiliated Market Maker without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto and all market making activities of such Affiliated Market Maker, as the case may be;

                (x) upon the request of any Holder who is a Broker-Dealer or any Affiliated Market Maker, make representations and warranties as reasonably requested and take all such other actions as reasonably requested in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any such Holder or Affiliated Market Maker in connection with any sale or resale pursuant to any applicable Registration Statement. In connection with the exchange or disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Company shall:

                        (A) upon request of any Holder, furnish (or in the case of paragraphs (2) and (3), use commercially reasonable efforts to cause to be furnished) to each Person, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

                                (1) a certificate, dated such date, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 6(n)(iii) and (iv), 6(o) and 6(q) of the Purchase Agreement and such other similar matters as such Person may reasonably request;

                                (2)     an opinion, dated the date of
                        Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in paragraph (x) of
                        Section 6(d) of the Purchase Agreement, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company at which the contents of the applicable Registration Statement were discussed and, although such counsel is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the applicable Registration Statement (except as indicated above), on the basis of the foregoing, no facts came to such counsel's attention which led such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections 6(j) and (k) of the Purchase Agreement; and

                        (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company pursuant to this clause (xi);

                (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer

        Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                (xiii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Senior Subordinated Notes Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                (xiv) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                (xv) cause the Senior Subordinated Notes Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Senior Subordinated Notes Indenture as may be required for such Senior Subordinated Notes Indenture to be so qualified in accordance with the terms of the TIA; and execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Senior Subordinated Notes Indenture to be so qualified in a timely manner; and

                (xvi) provide promptly to each Holder and Affiliated Market Maker, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

        (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security and each Affiliated Market Maker agrees that, upon receipt of the notice referred to in Section 4(c) or 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension Notice"), such Person will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i)(A) such Person has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (B) such Person is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Person receiving a Suspension Notice hereby agrees that it will either (ii)(A) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Company with more recently dated Prospectuses or
(B) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

        (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Senior Subordinated Notes to be issued in the Exchange Offer and printing of Prospectuses whether for exchanges, sales, market making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Senior Subordinated Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

        The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

        (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Series A Senior Subordinated Notes into in the Exchange Offer and/or selling or reselling Series A Senior Subordinated Notes or Series B Senior Subordinated Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

        (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers, employees, representatives and agents and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) (collectively, the "Holder Indemnified Parties") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Holder Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Senior Subordinated Notes or registered Series A Senior Subordinated Notes, or (ii) the omission or alleged omission to state therein (or in any amendment or supplement thereto) a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Holder Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Holder Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement in or (ii) omission or alleged omission from any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Senior Subordinated Notes or registered Series A Senior Subordinated Notes in reliance upon and in conformity with written information furnished to the Company by and of the Holders specifically for use therein. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Holder Indemnified Party.

        (b) Each Holder of Transfer Restricted agrees, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives, agents, directors and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Senior Subordinated Notes or registered Series A Senior Subordinated Notes, or (ii) the omission or alleged omission to state therein (or in any amendment or supplement thereto) a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. In no event shall any Holder, its directors, officers, employees, representatives and agents or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (c)     Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by a majority of the Holders, if the indemnified parties under this Section 8 consist of any Holder Indemnified Parties, or by the Company if the indemnified parties under this
Section 8 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and (b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i)(A) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other, on their sale of Transfer Restricted Securities, or (B) if the allocation provided by clause (i)(A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)(A) above but also the relative fault of the Company, on the one hand, and of the Holder, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (ii)(A) no Holder, its directors, officers, representatives or agents or any Person, if any, who controls such Holder shall be required to contribute any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (x) the amount paid by such Holder for such Transfer Restricted Securities and (y) the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and
(B) any amount the Company would otherwise be required to contribute shall be reduced by the amount the Company has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

        (e) The Company agrees that the indemnity and contribution provisions of this Section 8 shall apply to Affiliated Market Makers to the same extent, on the same conditions, as it applies to Holders.

SECTION 9. RULE 144A AND RULE 144

        The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

        (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders or Affiliated Market Makers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holders or Affiliated Market Makers may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

        (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

        (d) Third Party Beneficiary. The Holders and Affiliated Market Makers shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders and Affiliated Market Makers hereunder.

        (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Senior Subordinated Notes Indenture, with a copy to the Registrar under the Senior Subordinated Notes Indenture; and

                (ii)    if to the Company:

                        Amkor Technology, Inc.
                        1345 Enterprise Drive
                        West Chester, Pennsylvania 19380
                        Telecopier No.: 610-431-3990
                        Attention: General Counsel

                        With a copy to:

                        Wilson, Sonsini, Goodrich & Rosati
                        650 Page Mill Road
                        Palo Alto, CA  94304
                        Telecopier No.: (650) 493-6811
                        Attention: Larry Sonsini, Esq.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Senior Subordinated Notes Indenture.

        Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to SG Cowen Securities Corporation, on behalf of the Initial Purchasers (in the form attached hereto as Exhibit A) and shall be addressed to: Attention: William Frauen, SG Securities Corporation, Attention: High Yield Syndicate, 1221 Avenue of the Americas, 13th Floor, New York, New York 10020.

        (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Senior Subordinated Notes Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

        (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    SIGNATURE PAGE TO SENIOR SUBORDINATED NOTES REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        AMKOR TECHNOLOGY, INC.


                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:





    SIGNATURE PAGE TO SENIOR SUBORDINATED NOTES REGISTRATION RIGHTS AGREEMENT

SG COWEN SECURITIES CORPORATION


By: /s/
   --------------------------------
   Name:
   Title:

SALOMON SMITH BARNEY INC.


By: /s/
   --------------------------------
   Name:
   Title:

BT ALEX. BROWN INCORPORATED


By: /s/
   --------------------------------
   Name:
   Title:

NATIONSBANC MONTGOMERY SECURITIES LLC


By: /s/
   --------------------------------
   Name:
   Title:

BANCBOSTON ROBERTSON STEPHENS INC.


By: /s/
   --------------------------------
   Name:
   Title:

PRUDENTIAL SECURITIES INCORPORATED


By: /s/
   --------------------------------
   Name:
   Title:



    SIGNATURE PAGE TO SENIOR SUBORDINATED NOTES REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT A

                               NOTICE OF FILING OF
                    A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:      SG Securities Corporation
         Attention:  High Yield Syndicate
         1221 Avenue of the Americas, 13th Floor
         New York, New York 10020
         Attention:  William Frauen
         Fax: 212-278-5076

From:    Amkor Technology, Inc.
         10 1/2% Senior Subordinated Notes due 2009

Date:   ______________

        For your information only (NO ACTION REQUIRED):

        Today, ______, ____, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within __ business days of the date hereof.